                                                                    Exhibit 99.1

                                  INTRODUCTION

Aetna Inc. (a Pennsylvania corporation) and its wholly owned subsidiaries (collectively, the "Company") constitute the nation's largest health benefits company, based on membership as of December 31, 2000. Prior to December 13, 2000, the Company was a subsidiary of a Connecticut corporation named Aetna Inc. ("former Aetna"). On December 13, 2000, former Aetna spun off shares of the Company to shareholders (of former Aetna). Simultaneously, former Aetna, which was then comprised of former Aetna's financial services and international businesses, was merged with a newly formed subsidiary of ING Groep N.V. ("ING").

At December 31, 2000, the Company had two reportable segments: Health Care and Large Case Pensions. The principal products comprising the Health Care segment at that time were medical and dental benefit products (including health maintenance organizations ("HMO"), point of service ("POS") plans, preferred provider organizations ("PPO"), traditional indemnity, and dental products) and group insurance products (including group life and disability insurance products and long-term care insurance products). The Large Case Pensions segment was comprised of retirement products (including pension and annuity products) primarily for defined benefit and defined contribution plans.

As a result of the previously disclosed initiatives and actions being implemented by the Company relating to its strategic repositioning, the Company is reorganizing its internal organization for making operating decisions and assessing performance. Accordingly, beginning in the first quarter of 2001, the Company will report results in three business segments: Health Care, Group Insurance, and Large Case Pensions, consistent with the Company's new internal organization. This Historical Financial Supplement ("Supplement") reflects the operations of the Company for the standalone quarters and year-to-date periods of 2000 for the three business segments. Several significant changes have been made to the prior reporting formats to conform to the new business segments. The following is a summary of these changes. However, no restatement was made to the consolidated results of operations. The Supplement also contains explanatory footnotes to identify and/or define changes within particular schedules.

The Health Care segment includes both medical and dental benefit products and has been further delineated into Risk and Non-Risk product groupings. The Risk product grouping includes all medical and dental products for which the Company assumes all or a majority of health care cost, utilization, mortality, morbidity, or other risk (HMO, POS, PPO, and Indemnity). The Non-Risk product grouping includes all medical and dental products offered on an employer-funded basis (Administrative Services Only "ASO"). Under the employer-funded plans, the plan sponsor, and not the Company, assumes all or a majority of these risks.

The Group Insurance segment includes group life and disability insurance products and long-term care insurance products. Group Insurance results were previously reported in the product grouping "Group Insurance and Other Health" which combined results for the Group Insurance business and the ASO non-risk business.

Previously, Risk results were combined with total Prudential Healthcare ("PHC") results (both risk and non-risk) and reported within the product grouping "Health Risk and PHC". Results for PHC risk products are now reflected in the Risk product grouping and results for PHC non-risk products are reflected in the Non-Risk product grouping. PHC has no group insurance business.

There have been no changes to the Large Case Pensions segment.

Corporate Interest will continue to be reflected as a separate line item at the total company level in Corporate and will not be allocated to the business segments.

Corporate operating expenses, which represented operating costs not previously allocated to the segments, have been allocated to the Health Care and Group Insurance segments and will no longer be reported as a separate line item.

Commercial Risk, HMO Risk, and Medicare premiums will be provided and will replace the premium per member per month statistics in future Financial Supplements. Both premium and medical cost per member per month statistics, as well as bed days per 1000 will no longer be reported in future Financial Supplements.

The Company will report Medical Cost Ratios "MCR" for Commercial Risk (all medical and dental risk products except Medicare and Medicaid), Commercial HMO (medical HMO products except Medicare and Medicaid) and Medicare HMO (Medicare HMO risk product excluding Medicaid).

Dental membership will now be expanded to show risk and non-risk components.

Consistent with the December 31, 2000 Statement of Income, Administrative Services Only Fees are reported separately from Other Income. In addition, Health Care Costs, which pertain to the Health Care segment, are reported separately from Current and Future Benefits, which are estimates of benefits to be paid under Group Insurance products and Large Case Pensions contracts.

The Company calculates pretax/aftertax operating margin by dividing pretax/aftertax operating earnings excluding other items, interest expense, and goodwill/intangibles amortization by total revenue, excluding net realized capital gains or losses.

Consistent with the December 31, 2000 Balance Sheet, Health Care Costs Payable are reported separately from Future Policy Benefits. Health Care Costs Payable consist principally of unpaid health care claims (including incurred but not yet reported costs), capitation costs and other amounts due to health care providers pursuant to risk-sharing arrangements related to Health Care's HMO, POS, PPO and Indemnity plans. Future Policy Benefits consist primarily of reserves for limited payment pension and annuity contracts in Large Case Pensions and certain life and long-term care insurance contracts in Group Insurance.

Unpaid claims consist of reserves associated with certain group disability and term life insurance contracts for Group Insurance.

The Balance Sheet as of December 31, 2000 and forward will be presented in the Financial Supplement on a combining basis to show Health Care and Group Insurance (shown as one balance sheet) and Large Case Pensions separately, as well as the total company.

The number of days of health care costs contained in Health Care Costs Payable now reflect the number of days associated with costs for all risk plans. Previously, the Company provided information on the number of days of HMO costs contained in HMO Costs Payable. The Company will no longer report the number of days for HMO costs only.


------------------------------------------------------------------------------

This document is supplemental to the Company's prior earnings releases and should be read in conjunction with them and in conjunction with the Company's 2000 Form 10-K filed with the Securities and Exchange Commission. Please direct questions with respect to this material to Robyn S. Walsh, Vice President, Investor Relations, Aetna Inc., 151 Farmington Avenue, RW3H, Hartford, Connecticut 06156. Telephone: 860-273-6184. Email: WalshR@aetna.com

                                EARNINGS SUMMARY

                               OPERATING EARNINGS
                           EXCLUDING OTHER ITEMS (1)
               (MILLIONS, EXCEPT SHARE AND PER COMMON SHARE DATA)


                                   3 MONTHS ENDED   3 MONTHS ENDED  6 MONTHS ENDED
                                     03/31/2000       06/30/2000      06/30/2000
                                   ---------------  --------------- ---------------
CONTINUING OPERATIONS
Health Care                        $          68.2  $          10.4 $          78.6
Group Insurance                               46.2             48.2            94.4
Large Case Pensions                           16.6             14.4            31.0
Corporate:
  Interest                                   (44.8)           (36.6)          (81.4)
                                   ---------------  --------------- ---------------
  OPERATING EARNINGS FROM
  CONTINUING OPERATIONS            $          86.2  $          36.4 $         122.6
                                   ===============  =============== ===============


Weighted average common
  shares and common
  share equivalents(2)                 142,095,427      143,242,791     142,672,630
                                   ===============  =============== ===============


OPERATING EARNINGS (LOSSES)
  FROM CONTINUING OPERATIONS
  PER COMMON SHARE
    Excluding other items          $           .61  $           .25 $           .86
                                   ===============  =============== ===============
    Including other items          $           .61  $           .81 $          1.42
                                   ===============  =============== ===============

                                                      NET INCOME
                                                      (MILLIONS)

OPERATING EARNINGS -
  CONTINUING OPERATIONS           $          86.2  $          36.4  $         122.6
Other Items:
  Severance and facilities
   charge                                      --               --               --
  Goodwill write-off                           --               --               --
  Other change-in-control
   related costs                               --               --               --
  Shareholder litigation
   settlement agreement                        --               --               --
  Assessment - New Jersey
   HMO Insolvency Fund                         --            (14.6)           (14.6)
  Reduction of reserve for
   loss on discontinued
   products                                    --             94.9             94.9
                                  ---------------  ---------------  ---------------
OPERATING EARNINGS
  (LOSSES) FROM CONTINUING
  OPERATIONS INCLUDING
  OTHER ITEMS                                86.2            116.7            202.9
Net realized capital
  gains (losses)                            (10.8)            (7.1)           (17.9)
                                  ---------------  ---------------  ---------------
INCOME (LOSS) FROM
  CONTINUING OPERATIONS                      75.4            109.6            185.0
INCOME (LOSS) FROM
  DISCONTINUED OPERATIONS,
  NET OF TAX                                 94.6             77.0            171.6
                                  ---------------  ---------------  ---------------
NET INCOME (LOSS)                 $         170.0  $         186.6  $         356.6
                                  ===============  ===============  ===============


                                   3 MONTHS ENDED   9 MONTHS ENDED   3 MONTHS ENDED   12 MONTHS ENDED
                                     09/30/2000       09/30/2000       12/31/2000        12/31/2000
                                   ---------------  ---------------  ---------------  ---------------
CONTINUING OPERATIONS
Health Care                        $          13.6  $          92.2  $           3.3  $          95.5
Group Insurance                               51.9            146.3             47.1            193.4
Large Case Pensions                           19.7             50.7             15.3             66.0
Corporate:
   Interest                                  (42.9)          (124.3)           (37.0)          (161.3)
                                   ---------------  ---------------  ---------------  ---------------
  OPERATING EARNINGS
  FROM CONTINUING
  OPERATIONS                       $          42.3  $         164.9  $          28.7  $         193.6
                                   ===============  ===============  ===============  ===============


Weighted average
  common shares and
  common share
  equivalents (2)                      143,095,101      142,764,219      144,375,675      143,139,374
                                   ===============  ===============  ===============  ===============


OPERATING EARNINGS
  (LOSSES) FROM
  CONTINUING OPERATIONS
  PER COMMON SHARE
    Excluding other
    items                          $           .30  $          1.16  $           .20  $          1.35
                                   ===============  ===============  ===============  ===============
    Including other items          $           .26  $          1.68  $         (2.49) $         (0.80)
                                   ===============  ===============  ===============  ===============






                                                            NET INCOME
                                                            (MILLIONS)
OPERATING EARNINGS -
  CONTINUING OPERATIONS            $          42.3  $         164.9  $          28.7  $         193.6
  Other Items:
  Severance and facilities
   charge                                       --               --            (92.6)           (92.6)
  Goodwill write-off                            --               --           (238.3)          (238.3)
  Other change-in-control
   related costs                                --               --            (51.0)           (51.0)
  Shareholder litigation
   settlement agreement                       (5.2)            (5.2)              --             (5.2)
  Assessment - New Jersey
   HMO Insolvency Fund                          --            (14.6)              --            (14.6)
  Reduction of reserve for
   loss on discontinued
   products                                     --             94.9               --             94.9
                                   ---------------  ---------------  ---------------  ---------------
OPERATING EARNINGS
  (LOSSES) FROM
  CONTINUING OPERATIONS
  INCLUDING OTHER
  ITEMS                                       37.1            240.0           (353.2)          (113.2)
Net realized capital
  gains (losses)                              22.5              4.6            (18.8)           (14.2)
                                   ---------------  ---------------  ---------------  ---------------
INCOME (LOSS) FROM
  CONTINUING OPERATIONS                       59.6            244.6           (372.0)          (127.4)
INCOME (LOSS) FROM
  DISCONTINUED OPERATIONS,
  NET OF TAX                                 117.2            288.8            (34.3)           254.5
                                   ---------------  ---------------  ---------------  ---------------
NET INCOME (LOSS)                  $         176.8  $         533.4  $        (406.3) $         127.1
                                   ===============  ===============  ===============  ===============

     Note: Prior to December 13, 2000, the Company (formerly Aetna U.S. Healthcare, Inc.) was a subsidiary of a Connecticut corporation named Aetna Inc. ("former Aetna"). On December 13, 2000, former Aetna spun off the Company to shareholders. As part of the same transaction, the remaining entity, which contained the former Aetna's financial services and international businesses, was merged into a subsidiary of ING Groep N.V. ("ING"). The financial services and international businesses are reflected as discontinued operations, since the Company is the successor of former Aetna for accounting purposes.


(1) Operating earnings exclude net realized capital gains or losses and other items. Other items include a $14.6 million after-tax charge for an assessment related to the New Jersey insolvency assessment recorded in the Health Care segment in the second quarter; a $94.9 million after-tax benefit from a reduction of the reserve for anticipated future losses on discontinued products recorded in the Large Case Pensions segment in the second quarter; a $5.2 million after-tax charge for a shareholder litigation settlement agreement recorded in the Health Care segment in the third quarter; a $ 92.6 million after-tax severance and facilities charge recorded in the Health Care segment in the fourth quarter; a $238.3 million after-tax charge related to the write-off of goodwill recorded in the Health Care segment in the fourth quarter; and a $51.0 million other change-in-control related after-tax charge recorded in the Health Care segment in the fourth quarter.

(2) For EPS calculations where a loss exists, no potential common share equivalents were considered, as inclusion of such equivalents would be anti-dilutive.

            CONSOLIDATING STATEMENTS OF NET INCOME (LOSS) BY SEGMENT
                                   (MILLIONS)


                                                           THREE MONTHS ENDED MARCH 31, 2000
                                          -------------------------------------------------------------------
                                                                        LARGE
                                                            GROUP        CASE      CORPORATE
                                          HEALTH CARE     INSURANCE    PENSIONS     INTEREST     CONSOLIDATED
                                          -----------     ---------    --------    ---------     ------------
CONTINUING OPERATIONS
Revenue:
  Premiums                                $5,459.4        $  335.3     $   40.7     $     --       $5,835.4
  Administrative services only fees          489.8             9.2           --           --          499.0
  Net investment income                      103.8            78.8        244.5           --          427.1
  Other income                                16.4             1.0          6.6           --           24.0
                                          --------        --------     --------     --------       --------
      Total revenue, excluding net
       realized capital gains (losses)     6,069.4           424.3        291.8           --        6,785.5
                                          --------        --------     --------     --------       --------
Benefits and expenses:
  Health care costs                        4,674.8              --           --           --        4,674.8
  Current and future benefits                   --           316.7        257.7           --          574.4
  Operating expenses                       1,149.8            37.9          6.5           --        1,194.2
  Interest expense                              --              --           --         68.9           68.9
  Amortization of goodwill and
   other acquired intangible
   assets                                    109.2              --           --           --          109.2
                                          --------        --------     --------     --------       --------
      Total benefits and expenses          5,933.8           354.6        264.2         68.9        6,621.5
                                          --------        --------     --------     --------       --------
Operating earnings (losses) from
  continuing operations, excluding
  income taxes (benefits)                    135.6            69.7         27.6        (68.9)         164.0
Income taxes (benefits)                       67.4            23.5         11.0        (24.1)          77.8
                                          --------        --------     --------     --------       --------
OPERATING EARNINGS (LOSSES)
 FROM CONTINUING OPERATIONS                   68.2            46.2         16.6        (44.8)          86.2
                                          --------        --------     --------     --------       --------
Net realized capital gains
  (losses), net of tax                        (6.9)           (4.7)          .8           --          (10.8)
                                          --------        --------     --------     --------       --------
      Income (loss) from continuing
       operations                         $   61.3        $   41.5     $   17.4     $  (44.8)      $   75.4
                                           =======         =======     ========     ========       ========


Pretax Operating Margin                        4.0%           16.4%         9.5%         N/A            5.0%
After-tax Operating Margin                     2.6%           10.9%         5.7%         N/A            3.2%


            CONSOLIDATING STATEMENTS OF NET INCOME (LOSS) BY SEGMENT
                                   (MILLIONS)


                                                                           THREE MONTHS ENDED JUNE 30, 2000
                                                             ----------------------------------------------------------
                                                                                      LARGE
                                                                            GROUP      CASE     CORPORATE
                                                             HEALTH CARE  INSURANCE  PENSIONS   INTEREST   CONSOLIDATED
                                                             -----------  ---------  ---------  ---------  ------------
CONTINUING OPERATIONS
Revenue:
        Premiums                                              $ 5,476.4   $   325.4  $    36.9  $      --    $ 5,838.7
        Administrative services only fees                         477.8         9.1         --         --        486.9
        Net investment income                                      97.6        72.9      216.2         --        386.7
        Other income                                               12.7         1.1        6.0         --         19.8
                                                              ---------   ---------  ---------  ---------    ---------
                Total revenue, excluding net
                  realized capital gains (losses)               6,064.5       408.5      259.1         --      6,732.1
                                                              ---------   ---------  ---------  ---------    ---------
Benefits and expenses:
        Health care costs                                       4,777.0          --         --         --      4,777.0
        Current and future benefits                                  --       297.5      229.9         --        527.4
        Operating expenses                                      1,131.1        38.0        6.3         --      1,175.4
        Interest expense                                             --          --         --       56.4         56.4
        Amortization of goodwill and other acquired
          intangible assets                                       109.2          --         --         --        109.2
                                                              ---------   ---------  ---------  ---------    ---------
                Total benefits and expenses                     6,017.3       335.5      236.2       56.4      6,645.4
                                                              ---------   ---------  ---------  ---------    ---------
Operating earnings (losses) from continuing operations,
  excluding other items and income taxes (benefits)                47.2        73.0       22.9      (56.4)        86.7
Income taxes (benefits)                                            36.8        24.8        8.5      (19.8)        50.3
                                                              ---------   ---------  ---------  ---------    ---------
OPERATING EARNINGS (LOSSES) FROM CONTINUING OPERATIONS,
  EXCLUDING OTHER ITEMS                                            10.4        48.2       14.4      (36.6)        36.4
Assessment - New Jersey HMO Insolvency Fund, net of tax           (14.6)         --         --         --        (14.6)
Reduction of reserve for loss on discontinued products,
  net of tax                                                         --          --       94.9         --         94.9
                                                              ---------   ---------  ---------  ---------    ---------
OPERATING EARNINGS (LOSSES) FROM CONTINUING OPERATIONS             (4.2)       48.2      109.3      (36.6)       116.7
Net realized capital gains (losses), net of tax                    (8.4)       (3.1)       4.4         --         (7.1)
                                                              ---------   ---------  ---------  ---------    ---------
                Income (loss) from continuing operations      $   (12.6)  $    45.1  $   113.7  $   (36.6)   $   109.6
                                                              =========   =========  =========  =========    =========


Pretax Operating Margin                                             2.6%       17.9%       8.8%       N/A         3.7%
After-tax Operating Margin                                          1.6%       11.8%       5.6%       N/A         2.4%


                                                                            SIX MONTHS ENDED JUNE 30, 2000
                                                             -----------------------------------------------------------
                                                                                      LARGE
                                                                            GROUP      CASE      CORPORATE
                                                             HEALTH CARE  INSURANCE  PENSIONS    INTEREST   CONSOLIDATED
                                                             -----------  ---------  ---------   ---------  ------------
CONTINUING OPERATIONS
Revenue:
        Premiums                                               $10,935.8  $   660.7   $   77.6   $     --    $11,674.1
        Administrative services only fees                          967.6       18.3         --         --        985.9
        Net investment income                                      201.4      151.7      460.7         --        813.8
        Other income                                                29.1        2.1       12.6         --         43.8
                                                               ---------  ---------   ---------  --------    ---------
                Total revenue, excluding net
                  realized capital gains (losses)               12,133.9      832.8      550.9         --     13,517.6
                                                               ---------  ---------   ---------  --------    ---------
Benefits and expenses:
        Health care costs                                        9,451.8         --         --         --      9,451.8
        Current and future benefits                                   --      614.2      487.6         --      1,101.8
        Operating expenses                                       2,280.9       75.9       12.8         --      2,369.6
        Interest expense                                              --         --         --      125.3        125.3
        Amortization of goodwill and other acquired
          intangible assets                                        218.4         --         --         --        218.4
                                                               ---------  ---------   ---------  --------    ---------
                Total benefits and expenses                     11,951.1      690.1      500.4      125.3     13,266.9
                                                               ---------  ---------   ---------  --------    ---------
Operating earnings (losses) from continuing operations,
  excluding other items and income taxes (benefits)                182.8      142.7       50.5     (125.3)       250.7
Income taxes (benefits)                                            104.2       48.3       19.5      (43.9)       128.1
                                                               ---------  ---------   ---------   --------   ---------
OPERATING EARNINGS (LOSSES) FROM CONTINUING OPERATIONS,
  EXCLUDING OTHER ITEMS                                             78.6       94.4        31.0     (81.4)        122.6
Assessment - New Jersey HMO Insolvency Fund, net of tax            (14.6)        --          --        --         (14.6)
Reduction of reserve for loss on discontinued products,
  net of tax                                                          --         --        94.9        --          94.9
                                                               ---------  ---------    ---------  --------    ---------
OPERATING EARNINGS (LOSSES) FROM CONTINUING OPERATIONS              64.0       94.4       125.9      (81.4)       202.9
Net realized capital gains (losses), net of tax                    (15.3)      (7.8)        5.2         --        (17.9)
                                                               ---------  ---------    ---------  --------    ---------
                Income (loss) from continuing operations       $    48.7  $    86.6    $  131.1   $  (81.4)   $   185.0
                                                               =========  =========    =========  ========    =========


Pretax Operating Margin                                              3.3%      17.1%       9.2%        N/A         4.4%
After-tax Operating Margin                                           2.1%      11.3%       5.6%        N/A         2.8%

            CONSOLIDATING STATEMENTS OF NET INCOME (LOSS) BY SEGMENT
                                   (MILLIONS)


                                                                          THREE MONTHS ENDED SEPTEMBER 30, 2000
                                                             ------------------------------------------------------------------
                                                                                          LARGE
                                                                              GROUP        CASE       CORPORATE
                                                             HEALTH CARE    INSURANCE    PENSIONS     INTEREST     CONSOLIDATED
                                                             -----------    ---------    ---------    ---------    ------------
CONTINUING OPERATIONS
Revenue:
        Premiums                                               $ 5,435.0    $   322.0    $    34.3    $      --      $ 5,791.3
        Administrative services only fees                          471.8          8.1           --           --          479.9
        Net investment income                                      121.3         76.2        229.7           --          427.2
        Other income                                                 6.4          1.0          6.2           --           13.6
                                                               ---------    ---------    ---------    ---------      ---------
                Total revenue, excluding net realized
                   capital gains (losses)                        6,034.5        407.3        270.2           --        6,712.0
                                                               ---------    ---------    ---------    ---------      ---------
Benefits and expenses:
        Health care costs                                        4,746.6           --           --           --        4,746.6
        Current and future benefits                                   --        287.2        233.4           --          520.6
        Operating expenses                                       1,129.3         41.6          6.0           --        1,176.9
        Interest expense                                              --           --           --         65.9           65.9
        Amortization of goodwill and other acquired
           intangible assets                                       109.5           --           --           --          109.5
                                                               ---------    ---------    ---------    ---------      ---------
                Total benefits and expenses                      5,985.4        328.8        239.4         65.9        6,619.5
                                                               ---------    ---------    ---------    ---------      ---------
Operating earnings (losses) from continuing operations,
         excluding other items and income taxes (benefits)          49.1         78.5         30.8        (65.9)          92.5
Income taxes (benefits)                                             35.5         26.6         11.1        (23.0)          50.2
                                                               ---------    ---------    ---------    ---------      ---------
OPERATING EARNINGS (LOSSES) FROM CONTINUING OPERATIONS,
         EXCLUDING OTHER ITEMS                                      13.6         51.9         19.7        (42.9)          42.3
Shareholder litigation settlement agreement, net of tax             (5.2)          --           --           --           (5.2)
Assessment - New Jersey HMO Insolvency Fund, net of tax               --           --           --           --             --
Reduction of reserve for loss on discontinued products,
         net of tax                                                   --           --           --           --             --
                                                               ---------    ---------    ---------   ----------      ---------
OPERATING EARNINGS (LOSSES) FROM CONTINUING OPERATIONS               8.4         51.9         19.7        (42.9)          37.1
Net realized capital gains (losses), net of tax                     29.8        (10.5)         3.2           --           22.5
                                                               ---------    ---------    ---------    ---------      ---------
                Income (loss) from continuing operations       $    38.2    $    41.4    $    22.9    $   (42.9)     $    59.6
                                                               =========    =========    =========    =========      =========


Pretax Operating Margin                                              2.6%        19.3%        11.4%         N/A            4.0%
After-tax Operating Margin                                           1.7%        12.7%         7.3%         N/A            2.6%



                                                                               NINE MONTHS ENDED SEPTEMBER 30, 2000
                                                               ----------------------------------------------------------------
                                                                                           LARGE
                                                                              GROUP        CASE       CORPORATE
                                                              HEALTH CARE   INSURANCE    PENSIONS     INTEREST     CONSOLIDATED
                                                              -----------   ---------    ---------    ---------    ------------
CONTINUING OPERATIONS
Revenue:
        Premiums                                               $16,370.8    $   982.7    $   111.9    $      --      $17,465.4
        Administrative services only fees                        1,439.4         26.4           --           --        1,465.8
        Net investment income                                      322.7        227.9        690.4           --        1,241.0
        Other income                                                35.5          3.1         18.8           --           57.4
                                                               ---------    ---------    ---------    ---------      ---------
                Total revenue, excluding net realized
                   capital gains (losses)                       18,168.4      1,240.1        821.1           --       20,229.6
                                                               ---------    ---------    ---------    ---------      ---------
Benefits and expenses:
        Health care costs                                       14,198.4           --           --           --       14,198.4
        Current and future benefits                                   --        901.4        721.0           --        1,622.4
        Operating expenses                                       3,410.2        117.5         18.8           --        3,546.5
        Interest expense                                              --           --           --        191.2          191.2
        Amortization of goodwill and other acquired
           intangible assets                                       327.9           --           --           --          327.9
                                                               ---------    ---------    ---------    ---------      ---------
                Total benefits and expenses                     17,936.5      1,018.9        739.8        191.2       19,886.4
                                                               ---------    ---------    ---------    ---------      ---------
Operating earnings (losses) from continuing operations,
         excluding other items and income taxes (benefits)         231.9        221.2         81.3       (191.2)         343.2
Income taxes (benefits)                                            139.7         74.9         30.6        (66.9)         178.3
                                                               ---------    ---------    ---------    ---------      ---------
OPERATING EARNINGS (LOSSES) FROM CONTINUING OPERATIONS,
         EXCLUDING OTHER ITEMS                                      92.2        146.3         50.7       (124.3)         164.9
Shareholder litigation settlement agreement, net of tax             (5.2)          --           --           --           (5.2)
Assessment - New Jersey HMO Insolvency Fund, net of tax            (14.6)          --           --           --          (14.6)
Reduction of reserve for loss on discontinued
         products, net of tax                                         --           --         94.9           --           94.9
                                                               ---------    ---------    ---------    ---------      ---------
OPERATING EARNINGS (LOSSES) FROM CONTINUING OPERATIONS              72.4        146.3        145.6       (124.3)         240.0
Net realized capital gains (losses), net of tax                     14.5        (18.3)         8.4           --            4.6
                                                               ---------    ---------    ---------     --------      ---------
                Income (loss) from continuing operations       $    86.9    $   128.0    $   154.0     $ (124.3)     $   244.6
                                                               =========    =========    =========     ========      =========


Pretax Operating Margin                                              3.1%        17.8%         9.9%         N/A            4.3%
After-tax Operating Margin                                           2.0%        11.8%         6.2%         N/A            2.7%

            CONSOLIDATING STATEMENTS OF NET INCOME (LOSS) BY SEGMENT
                                   (MILLIONS)

                                                                        THREE MONTHS ENDED DECEMBER 31, 2000
                                                   -----------------------------------------------------------------------------
                                                                                       LARGE
                                                                        GROUP          CASE          CORPORATE
                                                   HEALTH CARE        INSURANCE       PENSIONS       INTEREST       CONSOLIDATED
                                                   -----------        ---------       ---------      ---------      ------------
CONTINUING OPERATIONS
Revenue:
        Premiums                                   $ 5,375.8         $   345.9       $    27.8      $      --        $ 5,749.5
        Administrative services only fees              463.8               7.9              --             --            471.7
        Net investment income                          105.8              73.0           211.8             --            390.6
        Other income                                     9.6               1.0             7.0             --             17.6
                                                   ---------         ---------       ---------      ---------        ---------
                Total revenue,
                  excluding net realized
                  capital gains (losses)             5,955.0             427.8           246.6             --          6,629.4
                                                   ---------         ---------       ---------      ---------        ---------
Benefits and expenses:
        Health care costs                            4,685.7                --              --             --          4,685.7
        Current and future benefits                       --             314.8           216.3             --            531.1
        Operating expenses                           1,127.7              40.9             6.2             --          1,174.8
        Interest expense                                  --                --              --           57.0             57.0
        Amortization of goodwill and other
          acquired intangible assets                   107.7                --              --             --            107.7
                                                   ---------         ---------       ---------      ---------        ---------
                Total benefits and expenses          5,921.1             355.7           222.5           57.0          6,556.3
                                                   ---------         ---------       ---------      ---------        ---------
Operating earnings (losses) from continuing
        operations, excluding other items
        and income taxes (benefits)                     33.9              72.1            24.1          (57.0)            73.1
Income taxes (benefits)                                 30.6              25.0             8.8          (20.0)            44.4
                                                   ---------         ---------       ---------      ---------        ---------
OPERATING EARNINGS (LOSSES) FROM CONTINUING
        OPERATIONS, EXCLUDING OTHER ITEMS                3.3              47.1            15.3          (37.0)            28.7
Severance and facilities charge, net of tax            (92.6)               --              --             --            (92.6)
Goodwill write-off, net of tax                        (238.3)               --              --             --           (238.3)
Other change-in-control related, net of tax            (50.7)             (0.3)             --             --            (51.0)
Shareholder litigation settlement agreement,
        net of tax                                        --                --              --             --               --
Assessment - New Jersey HMO Insolvency Fund,
        net of tax                                        --                --              --             --               --
Reduction of reserve for loss on discontinued
        products, net of tax                              --                --              --             --               --
                                                   ---------         ---------       ---------      ---------        ---------
OPERATING EARNINGS (LOSSES) FROM CONTINUING
        OPERATIONS                                    (378.3)             46.8            15.3          (37.0)          (353.2)
Net realized capital gains (losses), net of tax         (1.4)            (13.5)           (3.9)            --            (18.8)
                                                   ---------         ---------       ---------      ---------        ---------
                Income (loss) from continuing
                    operations                     $  (379.7)        $    33.3       $    11.4      $   (37.0)       $  (372.0)
                                                   =========         =========       =========      =========        =========


Pretax Operating Margin                                  2.4%             16.9%            9.8%           N/A              3.6%
After-tax Operating Margin                               1.5%             11.0%            6.2%           N/A              2.3%

                                                                         TWELVE MONTHS ENDED DECEMBER 31, 2000
                                                   -----------------------------------------------------------------------------
                                                                                       LARGE
                                                                        GROUP          CASE          CORPORATE
                                                   HEALTH CARE        INSURANCE       PENSIONS       INTEREST       CONSOLIDATED
                                                   -----------        ---------       ---------     ----------      ------------
CONTINUING OPERATIONS
Revenue:
        Premiums                                   $21,746.6         $ 1,328.6       $   139.7      $      --        $23,214.9
        Administrative services only fees            1,903.2              34.3              --             --          1,937.5
        Net investment income                          428.5             300.9           902.2             --          1,631.6
        Other income                                    45.1               4.1            25.8             --             75.0
                                                   ---------         ---------       ---------      ---------        ---------
                Total revenue, excluding
                  net realized capital gains
                  (losses)                          24,123.4           1,667.9         1,067.7             --         26,859.0
                                                   ---------         ---------       ---------      ---------        ---------
Benefits and expenses:
        Health care costs                           18,884.1                --              --             --         18,884.1
        Current and future benefits                       --           1,216.2           937.3             --          2,153.5
        Operating expenses                           4,537.9             158.4            25.0             --          4,721.3
        Interest expense                                  --                --              --          248.2            248.2
        Amortization of goodwill and other
          acquired intangible assets                   435.6                --              --             --            435.6
                                                   ---------         ---------       ---------      ---------        ---------
                Total benefits and expenses         23,857.6           1,374.6           962.3          248.2         26,442.7
                                                   ---------         ---------       ---------      ---------        ---------
Operating earnings (losses) from continuing
     operations, excluding other items
        and income taxes (benefits)                    265.8             293.3           105.4         (248.2)           416.3
Income taxes (benefits)                                170.3              99.9            39.4          (86.9)           222.7
                                                   ---------         ---------       ---------      ---------        ---------
OPERATING EARNINGS (LOSSES) FROM CONTINUING
     OPERATIONS, EXCLUDING OTHER ITEMS                  95.5             193.4            66.0         (161.3)           193.6
Severance and facilities charge, net of tax            (92.6)               --              --             --            (92.6)
Goodwill write-off, net of tax                        (238.3)               --              --             --           (238.3)
Other change-in-control related, net of tax            (50.7)             (0.3)             --             --            (51.0)
Shareholder litigation settlement agreement,
     net of tax                                         (5.2)               --              --             --             (5.2)
Assessment - New Jersey HMO Insolvency Fund,
     net of tax                                        (14.6)               --              --             --            (14.6)
Reduction of reserve for loss on discontinued
     products, net of tax                                 --                --            94.9             --             94.9
                                                   ---------         ---------       ---------      ---------        ---------
OPERATING EARNINGS (LOSSES) FROM CONTINUING
     OPERATIONS                                       (305.9)            193.1           160.9         (161.3)          (113.2)
Net realized capital gains (losses), net of tax         13.1             (31.8)            4.5             --            (14.2)
                                                   ---------         ---------       ---------      ---------        ---------
                Income (loss) from continuing
                  operations                       $  (292.8)        $   161.3       $   165.4      $  (161.3)       $  (127.4)
                                                   =========         =========       =========      =========        =========


Pretax Operating Margin                                  2.9%             17.6%            9.9%           N/A              4.1%
After-tax Operating Margin                               1.8%             11.6%            6.2%           N/A              2.6%

                                                                               5

                                   HEALTH CARE
                               STATEMENT OF INCOME
                                   (MILLIONS)


                                                                             3 MONTHS ENDED MARCH 31, 2000
                                                                       ----------------------------------------
                                                                         Risk        Non - Risk        Total
                                                                       ---------     ----------      ---------
Revenue:
        Premiums                                                       $ 5,459.4      $      --      $ 5,459.4
        Administrative services only fees                                     --          489.8          489.8
        Net investment income                                               94.5            9.3          103.8
        Other income                                                         4.8           11.6           16.4
                                                                       ---------      ---------      ---------
                Total revenue, excluding net realized
                  capital gains (losses)                                 5,558.7          510.7        6,069.4
                                                                       ---------      ---------      ---------
Benefits and expenses:
        Health care costs                                                4,674.8             --        4,674.8
        Operating expenses                                                 715.8          434.0        1,149.8
                                                                       ---------      ---------      ---------
                Total benefits and expenses, excluding income
                  taxes, amortization of goodwill and other
                  acquired intangible assets                             5,390.6          434.0        5,824.6
                                                                       ---------      ---------      ---------

Operating earnings excluding income taxes,
        amortization of goodwill and other acquired
        intangible assets                                                  168.1           76.7          244.8

Income taxes                                                                62.1           26.1           88.2
                                                                       ---------      ---------      ---------

Operating earnings excluding amortization
        of goodwill and other acquired intangible assets               $   106.0      $    50.6          156.6
                                                                       =========      =========


Amortization of goodwill and other acquired
        intangible assets, net of tax                                                                    (88.4)
                                                                                                     ---------

Operating earnings                                                                                   $    68.2
                                                                                                     =========

                                   HEALTH CARE
                              STATEMENTS OF INCOME
                                   (MILLIONS)



                                                     3 MONTHS ENDED JUNE 30, 2000                6 MONTHS ENDED JUNE 30, 2000
                                             -------------------------------------------  ------------------------------------------
                                                Risk       Non - Risk         Total          Risk         Non - Risk        Total
                                             ----------    ----------       ----------    ----------      ----------      ----------
Revenue:
     Premiums
     Administrative services only fees       $  5,476.4    $       --       $  5,476.4    $ 10,935.8      $       --      $10,935.8
     Net investment income                           --         477.8            477.8            --           967.6          967.6
     Other income                                  91.1           6.5             97.6         185.6            15.8          201.4
                                                    3.4           9.3             12.7           8.2            20.9           29.1
          Total revenue, excluding net       ----------    ----------       ----------    ----------      ----------      ---------
            realized capital gains (losses)
                                                5,570.9         493.6          6,064.5      11,129.6         1,004.3       12,133.9
Benefits and expenses:                       ----------    ----------       ----------    ----------      ----------      ---------
     Health care costs
     Operating expenses                         4,777.0            --          4,777.0       9,451.8              --        9,451.8
                                                  711.1         420.0          1,131.1       1,426.9           854.0        2,280.9
          Total benefits and expenses,       ----------    ----------       ----------    ----------      ----------      ---------
            excluding income taxes,
            amortization of goodwill
            and other acquired intangible
            assets and other items
                                                5,488.1         420.0          5,908.1      10,878.7           854.0       11,732.7
                                             ----------    ----------       ----------    ----------      ----------      ---------
Operating earnings excluding income taxes,
     amortization of goodwill and other
     acquired intangible assets and other
     items
                                                   82.8          73.6            156.4         250.9           150.3          401.2
Income taxes
                                                   32.4          24.8             57.2          94.5            50.9          145.4
                                             ----------    ----------       ----------    ----------      ----------      ---------
Operating earnings excluding amortization
     of goodwill and other acquired
     intangible assets and other items
                                             $     50.4      $     48.8           99.2    $    156.4      $     99.4          255.8
                                             ==========      ==========                     ==========      ==========

Other items, net of tax:
     Assessment - New Jersey HMO
       Insolvency Fund
                                                                                 (14.6)                                       (14.6)
                                                                            ----------                                    ---------
Operating earnings excluding amortization
     of goodwill and other acquired
     intangible assets
                                                                                  84.6                                        241.2
Amortization of goodwill and other
     acquired intangible assets, net of tax
                                                                                 (88.8)                                      (177.2)
                                                                            ----------                                    ---------
Operating earnings (losses)
                                                                            $     (4.2)                                   $    64.0
                                                                            ==========                                    =========

                                  HEALTH CARE
                              STATEMENTS OF INCOME
                                   (MILLIONS)

                                                           3 MONTHS ENDED SEPTEMBER 30, 2000    9 MONTHS ENDED SEPTEMBER 30, 2000
                                                           ---------------------------------    ----------------------------------
                                                               Risk    Non - Risk    Total        Risk      Non - Risk     Total
                                                            ---------  ----------  ---------    ---------   ----------   ---------
Revenue:
     Premiums                                               $ 5,435.0  $       --  $ 5,435.0    $16,370.8    $      --   $16,370.8
     Administrative services only fees                             --       471.8      471.8           --      1,439.4     1,439.4
     Net investment income                                      111.3        10.0      121.3        296.9         25.8       322.7
     Other income                                                 0.3         6.1        6.4          8.5         27.0        35.5
                                                            ---------  ----------  ---------    ---------   ----------   ---------
           Total revenue, excluding net realized
             capital gains (losses)                           5,546.6       487.9    6,034.5     16,676.2      1,492.2    18,168.4
                                                            ---------  ----------  ---------    ---------   ----------   ---------
Benefits and expenses:
     Health care costs                                        4,746.6          --    4,746.6     14,198.4           --    14,198.4
     Operating expenses                                         714.8       414.5    1,129.3      2,141.7      1,268.5     3,410.2
                                                            ---------  ----------  ---------    ---------   ----------   ---------
           Total benefits and expenses, excluding income
             taxes, amortization of goodwill and other
             acquired intangible assets and other items       5,461.4       414.5    5,875.9     16,340.1      1,268.5    17,608.6
                                                            ---------  ----------  ---------    ---------   ----------   ---------

Operating earnings excluding income taxes,
     amortization of goodwill and other acquired
     intangible assets and other items                           85.2        73.4      158.6        336.1        223.7       559.8

Income taxes                                                     33.0        25.3       58.3        127.5         76.2       203.7
                                                            ---------  ----------  ---------    ---------   ----------   ---------

Operating earnings excluding amortization
     of goodwill and other acquired intangible
     assets and other items                                 $    52.2   $    48.1      100.3    $   208.6    $   147.5       356.1
                                                            =========   ==========              =========   ==========


Other items, net of tax:
     Assessment - New Jersey HMO Insolvency Fund                                          --                                 (14.6)
     Shareholder litigation settlement agreement                                        (5.2)                                 (5.2)
                                                                                   ---------                             ---------

Operating earnings excluding amortization
     of goodwill and other acquired intangible
     assets                                                                             95.1                                 336.3

Amortization of goodwill and other acquired
     intangible assets, net of tax                                                     (86.7)                               (263.9)
                                                                                   ---------                             ---------

Operating earnings                                                                 $     8.4                             $    72.4
                                                                                   =========                             =========

                                  HEALTH CARE
                              STATEMENTS OF INCOME
                                   (MILLIONS)

                                                           3 MONTHS ENDED DECEMBER 31, 2000     12 MONTHS ENDED DECEMBER 31, 2000
                                                           ---------------------------------    ---------------------------------
                                                             Risk      Non - Risk    Total        Risk      Non - Risk    Total
                                                           ---------   ----------  ---------    ---------   ----------  ---------
Revenue:
     Premiums                                              $ 5,375.8   $      --   $ 5,375.8    $21,746.6   $      --   $21,746.6
     Administrative services only fees                            --       463.8       463.8           --     1,903.2     1,903.2
     Net investment income                                     101.1         4.7       105.8        398.0        30.5       428.5
     Other income                                                1.1         8.5         9.6          9.6        35.5        45.1
                                                           ---------   ----------  ---------    ---------   ----------  ---------
           Total revenue, excluding net realized
             capital gains (losses)                          5,478.0       477.0     5,955.0     22,154.2     1,969.2    24,123.4
                                                           ---------   ----------  ---------    ---------   ----------  ---------
Benefits and expenses:
     Health care costs                                       4,685.7          --     4,685.7     18,884.1          --    18,884.1
     Operating expenses                                        704.1       423.6     1,127.7      2,845.8     1,692.1     4,537.9
                                                           ---------   ----------  ---------    ---------   ----------  ---------
           Total benefits and expenses, excluding income
             taxes, amortization of goodwill and other
             acquired intangible assets and other items      5,389.8       423.6     5,813.4     21,729.9     1,692.1    23,422.0
                                                           ---------   ----------  ---------    ---------   ----------  ---------

Operating earnings excluding income taxes,
     amortization of goodwill and other acquired
     intangible assets and other items                          88.2        53.4       141.6        424.3       277.1       701.4

Income taxes                                                    33.9        17.9        51.8        161.4        94.1       255.5
                                                           ---------   ----------  ---------    ---------   ----------  ---------

Operating earnings excluding amortization
     of goodwill and other acquired intangible
     assets and other items                                $    54.3   $    35.5        89.8    $   262.9   $   183.0       445.9
                                                           =========   ==========               =========   ==========


Other items, net of tax:
     Severance and facilities charge                                                   (92.6)                               (92.6)
     Goodwill write-off                                                               (238.3)                              (238.3)
     Other change-in-control related costs                                             (50.7)                               (50.7)
     Assessment - New Jersey HMO Insolvency Fund                                          --                                (14.6)
     Shareholder litigation settlement agreement                                          --                                 (5.2)
                                                                                   ---------                            ---------

Operating earnings excluding amortization
     of goodwill and other acquired intangible
     assets                                                                           (291.8)                                44.5

Amortization of goodwill and other acquired
     intangible assets, net of tax                                                     (86.5)                              (350.4)
                                                                                   ---------                            ---------

Operating losses                                                                   $  (378.3)                           $  (305.9)
                                                                                   =========                            =========

                                   HEALTH CARE
                              FINANCIAL STATISTICS
                            FINANCIAL STATEMENT BASIS
                        (IN MILLIONS, EXCEPT MEMBERSHIP)


                                        3 MONTHS     3 MONTHS     6 MONTHS     3 MONTHS     9 MONTHS     3 MONTHS     12 MONTHS
                                          ENDED         ENDED       ENDED        ENDED        ENDED        ENDED        ENDED
                                        3/31/2000    6/30/2000    6/30/2000    9/30/2000    9/30/2000    12/31/2000   12/31/2000
                                        ---------    ---------    ---------    ---------    ---------    ----------   ----------
PREMIUMS (1)
------------
    Commercial Risk                     $ 4,327.1    $ 4,387.8    $ 8,714.9    $ 4,364.2    $13,079.1    $ 4,417.6    $17,496.7
    Commercial HMO                      $ 3,516.3    $ 3,558.8    $ 7,075.1    $ 3,524.8    $10,599.9    $ 3,564.5    $14,164.4
    Medicare HMO                        $ 1,081.6    $ 1,038.5    $ 2,120.1    $ 1,021.5    $ 3,141.6    $   909.7    $ 4,051.3

MEDICAL COST RATIOS (1)
-----------------------
    Commercial Risk                          83.6%        85.7%        84.6%        85.6%        85.0%        85.7%        85.1%
    Commercial HMO                           83.8%        86.8%        85.3%        87.4%        86.0%        87.2%        86.3%
    Medicare HMO                             94.3%        97.3%        95.8%        99.0%        96.8%        97.5%        97.0%

OPERATING EXPENSES AS % OF REVENUE (2)
--------------------------------------
    Commercial Risk                          14.7%        14.5%        14.6%        14.7%        14.6%        14.4%        14.6%
    Total Health Care                        18.9%        18.7%        18.8%        18.7%        18.8%        18.9%        18.8%

PRUDENTIAL HEALTHCARE (PHC) REINSURANCE
  RECOVERIES (3)
----------------
    Before tax                          $    12.3    $    34.9    $    47.2    $    41.0    $    88.2    $    32.1    $   120.3
    After tax                           $     8.0    $    22.7    $    30.7    $    26.6    $    57.3    $    20.9    $    78.2

PHC ASO SUPPLEMENTAL FEES (4)
-----------------------------
    Before tax                          $    47.8    $    36.2    $    84.0    $    27.7    $   111.7    $    22.1    $   133.8
    After tax                           $    31.1    $    23.5    $    54.6    $    18.0    $    72.6    $    14.4    $    87.0

DENTAL MEMBERSHIP (IN THOUSANDS)
--------------------------------
    Risk                                    6,290        6,213        6,213        6,097        6,097        6,137        6,137
    Non risk                                8,110        8,047        8,047        8,035        8,035        8,114        8,114

HEALTH CARE COSTS PAYABLE               $ 3,092.1    $ 3,094.7    $ 3,094.7    $ 3,196.9    $ 3,196.9    $ 3,171.1    $ 3,171.1
------------------------

DAYS CLAIMS PAYABLE (5)                      59.5         59.0         59.3         62.0         61.5         62.3         61.3
-----------------------

(1) Commercial Risk includes all medical and dental risk products except Medicare and Medicaid. Commercial HMO includes all medical HMO products except Medicare and Medicaid.
(2) Operating Expenses as a % of Revenue excludes other items. Total Health Care Operating Expenses as a % of Revenue includes risk and non-risk product groups.
(3) Reflects benefits relating to recoveries under a reinsurance agreement with Prudential Insurance Company of America (Prudential), recognition of a portion of the reinsurance premium paid, and the net amortization amounts established as part of the PHC purchase accounting.
(4) Represents supplemental fees for servicing Prudential's Administrative Services Only (ASO) business, including amortization of amounts established as part of the PHC purchase accounting.
(5) Days Claims Payable reflects the number of days associated with costs for all risk plans and is calculated based on actual number of days in each respective period.

                             COMBINING BALANCE SHEET
                                DECEMBER 31, 2000
                                   (MILLIONS)


                                                            HEALTH CARE
                                                              AND GROUP    LARGE CASE
                                                              INSURANCE      PENSIONS        TOTAL
                                                            -----------    ----------     ---------
ASSETS
Current assets:
    Cash and cash equivalents                                $ 1,748.2     $   195.6      $ 1,943.8
    Investment securities                                      6,377.9       7,639.6       14,017.5
    Other investments                                            163.2         211.4          374.6
    Premiums receivable, net                                     838.6            --          838.6
    Other receivables, net                                       510.1         225.7          735.8
    Accrued investment income                                     98.5         161.8          260.3
    Collateral received under securities loan agreements         335.1         261.7          596.8
    Loaned securities                                            328.1         256.0          584.1
    Deferred income taxes                                        132.1         (19.8)         112.3
    Other assets                                                 290.6          13.1          303.7
                                                             ---------     ---------      ---------
Total current assets                                          10,822.4       8,945.1       19,767.5

Long-term investments                                            816.1         528.2        1,344.3
Mortgage loans                                                   479.0       1,347.6        1,826.6
Investment real estate                                           141.5         177.7          319.2
Reinsurance recoverables                                       1,318.5            --        1,318.5
Goodwill and other acquired intangible assets, net             7,703.4            --        7,703.4
Property and equipment, net                                      148.0         242.0          390.0
Deferred income taxes                                            134.4         160.6          295.0
Other assets                                                     128.7            --          128.7
Separate Accounts assets                                          13.3      14,339.2       14,352.5
                                                             ---------     ---------      ---------

Total assets                                                 $21,705.3     $25,740.4      $47,445.7
                                                             =========     =========      =========


                                                            HEALTH CARE
                                                             AND GROUP     LARGE CASE
                                                             INSURANCE      PENSIONS        TOTAL
                                                            -----------    ----------     ---------

LIABILITIES AND EQUITY
Current liabilities:
     Health care costs payable                               $ 3,171.1     $      --      $ 3,171.1
     Future policy benefits                                       84.5         747.5          832.0
     Unpaid claims                                               526.5           1.7          528.2
     Unearned premiums                                           269.3            --          269.3
     Policyholders' funds                                        150.4         944.0        1,094.4
     Collateral payable under securities loan agreements         335.1         261.7          596.8
     Short-term debt                                           1,592.2            --        1,592.2
     Income taxes payable                                        296.4           1.4          297.8
     Accrued expenses and other liabilities                    1,347.2         274.4        1,621.6
                                                             ---------     ---------      ---------
Total current liabilities                                      7,772.7       2,230.7       10,003.4

Future policy benefits                                         1,774.6       6,910.2        8,684.8
Unpaid claims                                                  1,211.6            --        1,211.6
Policyholders' funds                                             714.8       1,934.8        2,649.6
Other liabilities                                                416.7            --          416.7
Separate Accounts liabilities                                     13.3      14,339.2       14,352.5
                                                             ---------     ---------      ---------
Total liabilities                                             11,903.7      25,414.9       37,318.6

EQUITY
Total equity                                                   9,801.6         325.5       10,127.1
                                                             ---------     ---------      ---------

Total liabilities and equity                                 $21,705.3     $25,740.4      $47,445.7
                                                             =========     =========      =========



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